Summary of 2008 Rate Application Summary of 2008 Rate Application May 28, 2008 May 28, 2008 Exhibit 99.2

Forward-Looking Disclosure
Forward-Looking Disclosure
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth. The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our Quarterly Report Form 10-Q for the period ending
March 31, 2008 and Annual Report Form 10-K for the year ended December 31, 2007 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth. The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our Quarterly Report Form 10-Q for the period ending
March 31, 2008 and Annual Report Form 10-K for the year ended December 31, 2007 for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Kansas Retail Rate Case Highlights
Kansas Retail Rate Case Highlights
Seeking $177.6 million increase, or 14.92%
Northern region $90.0 million, or 14.99%
Southern region $87.6 million, or 14.85%
Provided information to allow a combined northern and southern rates for the first time if the KCC so chooses
Westar will retain its regional and national rate advantage
Requested average retail rates:
Northern region  7.0 cents per kWh
Southern region  6.8 cents per kWh
Or on combined basis 6.9 cents per kWh
Rates among lowest of any investor owned utility in the state
Compares to 2007 national average 9.2 cents per kWh
Seeking $177.6 million increase, or 14.92%
Northern region $90.0 million, or 14.99%
Southern region $87.6 million, or 14.85%
Provided information to allow a combined northern and southern rates for the first time if the KCC so chooses
Westar will retain its regional and national rate advantage
Requested average retail rates:
Northern region  7.0 cents per kWh
Southern region  6.8 cents per kWh
Or on combined basis 6.9 cents per kWh
Rates among lowest of any investor owned utility in the state
Compares to 2007 national average 9.2 cents per kWh

Key Calculations in Rate Case
Key Calculations in Rate Case
KCC jurisdiction rate base of $3.2 billion, excluding
FERC jurisdictional rate base of $329 million
Environmental Cost Recovery rate base of $237 million
Reflects rate base credits of $740 million
Principally of deferred income taxes
Requested rate of return
KCC jurisdiction rate base of $3.2 billion, excluding
FERC jurisdictional rate base of $329 million
Environmental Cost Recovery rate base of $237 million
Reflects rate base credits of $740 million
Principally of deferred income taxes
Requested rate of return
Capitalization
Ratio (1)
Component
Cost
Weighted
Average Cost
of Capital
Debt 50.31% 6.382% 3.211%
Preferred stock 0.53% 4.553% 0.024%
Common equity 49.16% 10.950% 5.383%
100.00% 8.618%
(1) Includes issuance of remaining shares from Nov. ’07 forward sale

Key Drivers
Key Drivers
Recognition of investment in Spring Creek $53million
Emporia Energy Center
Phase 1 plant in service $200 million
Phase 2 CWIP $71 million
Wind CWIP $219 million
Estimated amount of investment through about August 2008
December 2007 deferred ice storm costs $51 million
$19 million per year over 4 years
Higher O&M since ’04 test year, offset by sales growth
Updated capital structure
Filed with 49% equity, with plans to update (vs. 44.5% currently)
Slightly higher ROE (10.95% vs. 10.00% currently)
Recognition of investment in Spring Creek $53million
Emporia Energy Center
Phase 1 plant in service $200 million
Phase 2 CWIP $71 million
Wind CWIP $219 million
Estimated amount of investment through about August 2008
December 2007 deferred ice storm costs $51 million
$19 million per year over 4 years
Higher O&M since ’04 test year, offset by sales growth
Updated capital structure
Filed with 49% equity, with plans to update (vs. 44.5% currently)
Slightly higher ROE (10.95% vs. 10.00% currently)

Tentative Rate Case Timeline
Tentative Rate Case Timeline
Prepare case
using 2007 as
historical test year
w/pro forma updates
Company files
its request
May 28, 2008
Interventions Discovery
Technical hearings
( October 2008)
Briefs
( December 2008)
Decision
Jan. 23, 2009
240 days from filing
Interveners file
response to
company request
( August 2008)
Rebuttal testimony
( September 2008)
Public hearings at
multiple locations
in service area
Pre-hearing
conference
Rates implemented
( February 2009)